                                                                     Exhibit 4.4

KC0002238                                                          ***1***

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                            [LOGO OF ACORN TWENTY]
                                 ACORN TWENTY


     a series of ACORN INVESTMENT TRUST, a Massachusetts business trust


THIS CERTIFIES that     BOSTON FINANCIAL DATA SERVICES         CUSIP 004851 20 0
                        CORP ACTIONS AUDIT ACCT #1
                        ACORN TWENTY
                        2 HERITAGE DRIVE 8TH FLOOR
                        N QUINCY MA 02171-2144


is the owner of ***ONE***


          FULLY PAID AND NONASSESSABLE SHARES (WITHOUT PAR VALUE) OF
                                 ACORN TWENTY

A Series of Shares ("Shares") established and designated under the Agreement and Declaration of Trust of Acorn Investment Trust, a Massachusetts business trust (the "Trust"), dated April 21, 1992, as amended from time to time (the "Declaration of Trust"). The terms of the Declaration of Trust, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety, to all of which provisions the holder of Shares represented by this certificate and every transferee or assignee thereof, by accepting or holding the Shares, agrees to be bound. As provided in the Declaration of Trust, the beneficial interest in the Trust shall be divided from time to time into shares of such series as may be established and designated from time to time, and the Shares evidenced hereby represent a beneficial interest in an undivided proportionate part of the assets belonging to the above-designated Series, subject to the liabilities of such Series. Such Series and other Series have the relative rights and preferences set forth in the Declaration of Trust, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. The Shares evidenced hereby are subject to redemption by the Trust pursuant to the procedures that may be determined by the Trustees in accordance with the Declaration of Trust. This certificate is issued by the Trustees of Acorn Investment Trust, not individually but as Trustees under the Declaration of Trust, and represents Shares of the above-designated Series and is binding on the assets of the above-designated Series of the Trust but does not bind any of the Trustees, officers, shareholders, employees or agents of the Trust personally. Subject to the provisions of the Declaration of Trust, the Shares represented by this certificate are transferable on the books of the Trust by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated

/s/ Merrilyn Kosier                 [SEAL]                  /s/ Irving B. Harris
SENIOR VICE-PRESIDENT AND SECRETARY                                     CHAIRMAN


COUNTERSIGNED

                      STATE STREET BANK AND TRUST COMPANY

                                                                  TRANSFER AGENT

BY /s/ David W. Barry

                                                            AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______Custodian_______
                    (Cust)         (Minor)

                    under Uniform Gifts to Minors
                    Act__________
                        (State)

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM

          COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

For value received, ____________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------------------------------
                                   (please typewrite name and address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 ----------------------------------------------------------------------- Shares
represented by the within certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------attorney, to transfer the same on the books of the Trust, with full power of substitution in the premises.

Dated_____________________
SIGNATURE GUARANTEED BY

--------------------------       -----------------------------------------------
                                                  SIGNATURE(S)

                                 NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                             ---------------------

                                REDEMPTION FORM

                 COMPLETE THIS FORM ONLY WHEN REDEEMING SHARES

     The undersigned hereby tenders the within certificate properly endorsed in blank or in favor of the Trust with any requisite guarantee of signature and supporting papers and requests the redemption of


                                                             (           )Shares
------------------------------------------------------------ -------------
(Indicate the number of shares to be redeemed.  A new certificate will be issued for any unredeemed balance.)


represented by the within certificate in accordance with the terms of the Declaration of Trust of the Trust.

Dated______________________
SIGNATURE GUARANTEED BY

---------------------------  ---------------------------------------------------
                                                SIGNATURE(S)

                                 NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


                             ---------------------------------------------------

                             ---------------------------------------------------
                                                    Address

     KC 0002238                                                    ***1***
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                         [LOGO OF ACORN FOREIGN FIFTY]
                              ACORN FOREIGN FIFTY

      a series of ACORN INVESTMENT TRUST, a Massachusetts business trust

THIS CERTIFIES that     BOSTON FINANCIAL DATA SERVICES    CUSIP 004851 20 0
                        CORP ACTIONS AUDIT ACCT #1
                        ACORN FOREIGN FIFTY
                        2 HERITAGE DRIVE 8TH FLOOR
                        N QUINCY MA 02171-2144


is the owner of ***ONE***

          FULLY PAID AND NONASSESSABLE SHARES (WITHOUT PAR VALUE) OF
                              ACORN FOREIGN FIFTY

A Series of Shares ("Shares") established and designated under the Agreement and Declaration of Trust of Acorn Investment Trust, a Massachusetts business trust (the "Trust"), dated April 21, 1992, as amended from time to time (the "Declaration of Trust"). The terms of the Declaration of Trust, a copy of which is on file with the Secretary of Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set forth herein in their entirety, to all of which provisions the holder of Shares represented by this certificate and every transferee or assignee thereof, by accepting or holding the Shares, agrees to be bound. As provided in the Declaration of Trust, the beneficial interest in the Trust shall be divided from time to time into shares of such series as may be established and designated from time to time, and the Shares evidenced hereby represent a beneficial interest in an undivided proportionate part of the assets belonging to the above-designated Series, subject to the liabilities of such Series. Such Series and other Series have the relative rights and preferences set forth in the Declaration of Trust, and the Trust will furnish to the holder of this certificate upon written request and without charge a statement of such relative rights and preferences. The Shares evidenced hereby are subject to redemption by the Trust pursuant to the procedures that may be determined by the Trustees in accordance with the Declaration of Trust. This certificate is issued by the Trustees of Acorn Investment Trust, not individually but as Trustees under the Declaration of Trust, and represents Shares of the above-designated Series and is binding on the assets of the above-designated Series of the Trust but does not bind any of the Trustees, officers, shareholders, employees or agents of the Trust personally. Subject to the provisions of the Declaration of Trust, the Shares represented by this certificate are transferable on the books of the Trust by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated

/s/ Merrilyn Kosier               [SEAL]                    /s/ Irving B. Harris
SENIOR VICE-PRESIDENT AND SECRETARY                                     CHAIRMAN

COUNTERSIGNED
                        STATE STREET BANK AND TRUST COMPANY
                                                                  TRANSFER AGENT

BY  /s/ David W. Barry

                                                            AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______Custodian_______
                    (Cust)         (Minor)

                    under Uniform Gifts to Minors
                    Act__________
                        (State)

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM

          COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

For value received, ____________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------------------------------
                                   (please typewrite name and address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 ----------------------------------------------------------------------- Shares
represented by the within certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------attorney, to transfer the same on the books of the Trust, with full power of substitution in the premises.

Dated_____________________
SIGNATURE GUARANTEED BY

--------------------------       -----------------------------------------------
                                                  SIGNATURE(S)

                                 NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                             ---------------------

                                REDEMPTION FORM

                 COMPLETE THIS FORM ONLY WHEN REDEEMING SHARES

     The undersigned hereby tenders the within certificate properly endorsed in blank or in favor of the Trust with any requisite guarantee of signature and supporting papers and requests the redemption of


                                                            (           ) Shares
------------------------------------------------------------ ------------
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)


represented by the within certificate in accordance with the terms of the Declaration of Trust of the Trust.

Dated______________________
SIGNATURE GUARANTEED BY

---------------------------      -----------------------------------------------
                                                SIGNATURE(S)

                                 NOTICE: The signature(s) to this redemption form must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                 -----------------------------------------------

                                 -----------------------------------------------
                                                     Address